                                                                    EXHIBIT 99.2

                                    NVR, INC.
                              7601 Lewinsville Road
                                McLean, VA 22102

                                                  Dated as of September 20, 2002


Bank One, NA
Individually and as Agent
1 Bank One Plaza
Chicago, IL  60670

Comerica Bank
Comerica Tower
500 Woodward Avenue - 7th Fl.
Detroit, MI  48226

U.S. Bank National Association
U.S. Bancorp Center
800 Nicollet Mall - 3rd Floor
Minneapolis, MN  55402-7020

AmSouth Bank
1900 5th Avenue North
AST - 10th Fl.
Birmingham, AL  35203

Chevy Chase Bank F.S.B.
7501 Wisconsin Ave. - 12th Fl.
Bethesda, MD  20814

     Re:  Amendment No. 7 to Third Amended and Restated Credit Agreement

Ladies and Gentlemen:

     We refer to the Third Amended and Restated Credit Agreement, dated as of September 30, 1998 (as amended, the "Credit Agreement"), by and among NVR, Inc. (the "Borrower"), Bank One, NA (which succeeded to the interests of Fleet National Bank, ("Fleet")), U.S. Bank National Association and Comerica Bank (the "Existing Banks") and Bank One, NA (which also succeeded Fleet as Agent), as Agent. Terms used in this letter agreement ("Amendment No. 7") which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.


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     Borrower has requested AmSouth Bank and Chevy Chase Bank F.S.B. (the "New
Banks") each to become a party to the Credit Agreement as a Bank with a Commitment of $20,000,000 each, thereby increasing the aggregate amount of the Commitments to $135,0000,000, and the Existing Banks, Agent, the New Banks and Borrower have agreed to enter into this Amendment No. 7 to effect the addition of the New Banks as Banks under the Credit Agreement and for the other purposes set forth herein.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 7, and fully intending to be legally bound by this Amendment No. 7, we hereby agree with you as follows:

                                    ARTICLE I

                         AMENDMENTS TO CREDIT AGREEMENT

     Unless otherwise noted, effective as of September 20, 2002, the Credit Agreement is amended as follows:

     (a) Each of the New Banks shall be a party to the Credit Agreement as a Bank and shall be obligated to perform all of the obligations of a Bank under the Credit Agreement, including requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the amount so indicated on Revised Schedule I attached hereto and each of the New Banks agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. Each of the New Banks represents and warrants that
(i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment No. 7 and any other documents required or permitted to be executed or delivered by it in connection with this Amendment No. 7, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Amendment No. 7; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Amendment No. 7 has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of such New Bank, enforceable against such New Bank in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights, and to general equitable principles; and

                                       29

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(iv) it appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

     (b) The terms "Loan Documents" and "Credit Agreement" shall, wherever used in the Credit Agreement or any of the other Loan Documents, including, without limitation, each Revolving Credit Note, be deemed to also mean and include this Amendment No. 7. Each of the New Notes (defined below) shall be deemed for all purposes of the Loan Documents to be a Revolving Credit Note.

     (c) The definition of the following term set forth in the Credit Agreement are hereby amended and restated in its entirety as follows:

     Majority Banks. As of any date, the Banks holding at least sixty-six and two-thirds percent (66-2/3%), of the outstanding principal amount of the Revolving Credit Notes on such date; and if no principal is Outstanding, the Banks whose aggregate Commitment Percentages total at least sixty-six and two-thirds percent (66-2/3%), in each case including Bank One, NA in its capacity as a Bank.

     (d) Section 2.2.1(ii) of the Credit Agreement is hereby amended: (i) by deleting the reference to "$95,000,000" contained therein; and (ii) by inserting in place thereof the following: "$135,000,000."

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     (e) Section 3.1 of the Credit Agreement is hereby amended: (i) by deleting both references to "$95,000,000" contained therein; and (ii) by inserting in place thereof the following: "$135,000,000."

     (f) Section 3.3 of the Credit Agreement is hereby deleted from the Credit Agreement.

     (g) Section 9.21(j)(ii) of the Credit Agreement is hereby amended: (i) by deleting the reference to "$5,000,000" contained therein; and (ii) by inserting in place thereof the following: "$10,000,000."

     (h) Schedule 1 (Revised Schedule 1) to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex 1 attached hereto, reflecting the addition of the Commitments of the New Banks.

                                   ARTICLE II

                        CONDITIONS PRECEDENT TO AMENDMENT

     The Banks' agreement herein to amend the Credit Agreement is subject to the fulfillment of the following conditions:

     (a) The Agent shall have received from the Borrower this Amendment No. 7 and Revolving Credit Notes in favor of each New Bank (the "New Notes") in the form of Annex 2 attached hereto, duly executed and delivered by the Borrower;

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     (b) The Agent shall have received satisfactory evidence of the corporate authority of the Borrower to enter into this Amendment No. 7 (including to incur the additional borrowings contemplated hereby);

     (c) The Agent shall have received for the account of the Existing Banks the amendment fees and for the account of the New Banks the upfront fees as provided in the letter agreement dated September __, 2002.

     (d) The Agent, each of the Existing Banks and each of the New Banks shall have executed this Amendment No. 7.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents, warrants and covenants to the Banks and the Agent as follows:

     (a) Representations in Credit Agreement. To the best of the Borrower's knowledge, each of the representations and warranties made by or on behalf of the Borrower to the Banks or the Agent in the Credit Agreement and the other Loan Documents, as amended through this Amendment No. 7, was true and correct when made, and is true and correct in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Amendment No. 7 except (1) to the extent that such representations and warranties relate solely to a prior date and (2) for changes resulting from transactions or events occurring subsequent to the date of the Credit Agreement and which did not and do not violate the terms of the Credit Agreement.

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     (b) No Events of Default.  No Default or Event of Default exists on the
         --------------------
date hereof (after giving effect to the Amendment No. 7 Modifications contemplated hereby and the transactions described herein).


     (c) Binding Effect of Documents.  This Amendment No. 7 has been duly
         ---------------------------
executed and delivered to the Banks and the Agent by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.


     (d) Consents.  The Borrower has obtained all consents which are necessary
         --------
in order to consummate the transactions referred to in this Amendment No. 7, and has furnished copies of all such consents, if any, to the Agent.


                                   ARTICLE IV

                        PROVISIONS OF GENERAL APPLICATION

     (a) No Other Changes. Except as otherwise expressly provided by this
         ----------------
Amendment No. 7 and the New Notes, all of the other Loan Documents remain unaltered. The Credit Agreement and this Amendment No. 7 shall be read and construed as one agreement.


     (b) Governing Law.  The provisions of Section 19 of the Credit Agreement
         -------------
shall apply to this Amendment No. 7.

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     (c) Binding Effect; Assignment.  This Amendment No. 7 shall be binding upon
         --------------------------
and inure to the benefit of each of the parties hereto and thereto and their respective successors in title and assigns.

     (d) Counterparts. This Amendment No. 7 may be executed in any number of
         ------------
counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 7, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     (e) Conflict with Other Agreements.  If any of the terms of this Amendment
         ------------------------------
No. 7 shall conflict in any respect with any of the terms of the Credit Agreement or any other Loan Document, the terms of this Amendment No. 7 shall be controlling.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 7 and return such counterpart to the undersigned, whereupon this Amendment No. 7 shall become a binding agreement between you and the undersigned.

                               Very truly yours,

                               NVR, INC.

                               By:  /s/ Paul C. Saville
                                   --------------------------------------------
                               Title:  Executive Vice President Finance and CFO

     The foregoing Amendment No. 7 is hereby accepted by the undersigned as of September 20, 2002.


     BANK ONE, NA

Individually and as Agent

     By: /s/ Mark C. Kramer
         ----------------------------

Title:   Director
         ----------------------------



     COMERICA BANK

     By: /s/ Casey L. Ostrander
         ----------------------------

Title:   Account Officer
         ----------------------------



     U.S. BANK NATIONAL ASSOCIATION

     By: /s/ Matthew G. Lind
         ----------------------------

Title:   Assistant Vice President
         ----------------------------


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     AMSOUTH BANK

     By: /s/ Ronny Hudspeth
         ------------------------
Title:   Senior Vice President
         ------------------------

     CHEVY CHASE BANK F.S.B.

     By: /s/ Frederick H. Denecke
         ------------------------

Title:   Vice President
         ------------------------


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                                     ANNEX 1

                                     Revised
                                   SCHEDULE 1

                                    NVR, INC.
                                BANK COMMITMENTS

Bank                                        Commitment Percentage             Commitment Amount
-----                                       ---------------------             -----------------
Bank One, NA                                    29.629629629                     $40,000,000
U.S. Bank National Association                  22.222222222                     $30,000,000
Comerica Bank                                   18.518518518                     $25,000,000
AmSouth Bank                                    14.814814814                     $20,000,000
Chevy Chase Bank F.S.B.                         14.814814814                     $20,000,000

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

                                     ANNEX 2

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000                                                   September 20, 2002

     FOR VALUE RECEIVED, the undersigned, NVR INC., a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville Road, McLean, VA 22102 (the "Borrower"), promises to pay, on or before the Maturity Date (as defined in the Credit Agreement hereinafter referred to) to the order of _______________ (hereinafter, together with its successors in title and assigns, called the "Bank") at the head office of BANK ONE, NA (the "Agent"), at 1 Bank One Plaza, Chicago, IL 60670, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Third Amended and Restated Credit Agreement dated as of September 30, 1998 and as the same may now or hereafter be amended (the "Credit Agreement") among the Bank, the Borrower, the other financial institutions named therein and the Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in
Section 1 of the Credit Agreement shall be applicable to this Note.

     THIS NOTE CONSTITUTES A REVOLVING CREDIT NOTE UNDER THE CREDIT AGREEMENT.

     The Borrower also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and (b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. The Agent may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement.

     This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement.

     In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     The Borrower and all endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performed and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS


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PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS
APPLICABLE TO NATIONAL BANKS.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name as an instrument under seal by its duly authorized officer on the date and in the year first above written.

ATTEST:  NVR, INC.

By: __________________________             By: _______________________________
Name: ________________________             Name: _____________________________
Title: _______________________             Title: ____________________________

                                           (Corporate Seal)

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                      ADVANCES AND REPAYMENTS OF PRINCIPAL

     Advances and payments of principal of this Note were made on the dates and in the amounts specified below:


Notation Made      Amount of Loan      Principal Prepaid            Balance of
    Date                                   or Repaid            Principal Unpaid

By:
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